PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                         STRONG AMERICAN UTILITIES FUND
                          STRONG ASSET ALLOCATION FUND
                           STRONG BLUE CHIP 100 FUND
                           STRONG EQUITY INCOME FUND
                         STRONG GROWTH AND INCOME FUND
                         STRONG LIMITED RESOURCES FUND
                            STRONG TOTAL RETURN FUND

                  Supplement to Prospectus dated March 1, 1999


On January 28, 2000, the Board of Directors of the Strong Total Return Fund called for a Special Meeting of shareholders to be held on April 26, 2000. The purpose of the meeting is to vote on whether the investment objective should change from "seeks high total return by investing for capital growth and income" to "seeks capital growth." The Fund's Board of Directors believes that this change will more closely align the Fund's investment objective with the strengths of its portfolio managers, both of whom are primarily growth managers. Assuming shareholder approval is received, the Fund's name would be changed to "Strong Large Cap Growth Fund" to better describe the Fund's new focus.

In early March, all Fund shareholders will be sent a proxy statement explaining the proposed change in investment objective and notifying them of the time and date of the shareholder meeting. If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.

          The date of this Prospectus Supplement is February 10, 2000.

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